UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act

           Date of Report (Date of Earliest Event Reported) October 6, 2001
                   _______________________________________

                          SALESREPCENTRAL.COM, INC.
           (Exact Name of Registrant as Specified in its Charter)
                   _______________________________________

                          8930 E. Raintree Dr. #100
                            Scottsdale, AZ 85260
                  (Address of principal executive offices)

                               (480) 922-8444
                        Registrant's telephone number

                          VAN AMERICAN CAPITAL, LTD
                        2635 Camino Del Rio So., #211
                            San Diego, CA  92109
                      (Former name and former address)

     Nevada                        0-25275             91-1918742
     (State or other          (Commission              (I.R.S. Employer
     jurisdiction of          File Number)             Identification No.)
     incorporation)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Registrant has appointed James E. Raftery, C.P.A., P.C, as Registrant's independent accountants for the fiscal year ending June 30, 2000. This is a change in accountants recommended by Registrant's Executive Management and approved by Registrant's Board of Directors. James E. Raftery, C.P.A., P.C was engaged by Registrant on October 6, 2001.

     Registrant's previous auditor Semple & Cooper, LLP resigned on August 23, 2001. (See Form 8-K filed on September 10, 2001).

ITEM 5.   OTHER EVENTS

     Not applicable.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

     Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR & EXHIBITS

     Not applicable.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              SALESREPCENTRAL.COM, INC.

                           By:/s/ Ralph Massetti
                              Ralph Massetti, Sole Officer and Director


Date: November 14, 2001